 PROSPECTUS
                                                             November 1, 1998

Tax-Exempt Money Fund - PLUS Class

 A money market fund seeking preservation of capital and liquidity as well as income that is exempt from federal income taxes. This class offers unlimited, no-minimum checkwriting and a VISA/(R)/Gold ATM & Check Card./ /
 T.   Rowe Price

FACTS AT A GLANCE

Tax-Exempt Money Fund - PLUS Class

A Word About the Fund's Name and Structure. The Tax-Exempt Money Fund - PLUS Class is a share class of the T. Rowe Price Tax-Exempt Money Fund, a money market fund. The PLUS class is not a separate mutual fund; it has the same portfolio as the Tax-Exempt Money Fund, but carries a different set of services (such as unlimited, no-minimum checkwriting and a VISA Gold ATM & Check Card) and expenses, as described later in this prospectus.


Investment Goal
The highest possible level of income exempt from federal income taxes consistent with the fund's investment program. YOUR INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

As with all mutual funds, there is no guarantee the fund will achieve its goal.


Strategy
Invests in high-quality, short-term municipal securities. Average maturity will not exceed 90 days.


Risk/Reward
Greater safety and liquidity than can be found in longer-term municipal funds, generally accompanied by a lower level of income.


Investor Profile

Investors whose income tax level enables them to benefit from tax-exempt income and who seek the relative safety of principal and liquidity of a money market fund. Tax-Exempt Money PLUS offers services that include unlimited, no-minimum checkwriting and a VISA Gold ATM & Check Card. Because of the additional expenses associated with these services, this class of Tax-Exempt Money Fund is appropriate for you only if you desire the expanded features it offers. Not appropriate for tax-deferred retirement plans, such as IRAs.


Fees and Charges
100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $129 billion, including over $5 billion in municipal bond assets in its retail mutual funds, for more than six million individual and institutional investor accounts as of September 30, 1998.


              ABOUT THE FUND
1
              Transaction and Fund Expenses                 2

              -------------------------------------------------
              Financial Highlights                          3

              -------------------------------------------------
              Fund, Market, and Risk Characteristics        4

              -------------------------------------------------


              ABOUT YOUR ACCOUNT
2
              The T. Rowe Price Tax-Exempt Money
              Fund - PLUS Class Services                    9
              -------------------------------------------------
              Important Information About Your              9
              ATM & Check Card
              -------------------------------------------------
              Pricing Shares and Receiving                 12
              Sale Proceeds
              -------------------------------------------------
              Distributions and Taxes                      13

              -------------------------------------------------
              Transaction Procedures and                   16
              Special Requirements
              -------------------------------------------------


              MORE ABOUT THE FUND
3
              Organization and Management                  20

              -------------------------------------------------
              Understanding Performance Information        22

              -------------------------------------------------
              Investment Policies and Practices            23

              -------------------------------------------------


              INVESTING WITH T. ROWE PRICE
4
              Account Requirements                         29
              and Transaction Information
              -------------------------------------------------
              Opening a New Account                        29

              -------------------------------------------------
              Purchasing Additional Shares                 30

              -------------------------------------------------
              Exchanging and Redeeming                     31

              -------------------------------------------------
              Rights Reserved by the Fund                  32

              -------------------------------------------------
              Information About Your Services              33

              -------------------------------------------------
              Investment Information                       35

              -------------------------------------------------




T. Rowe Price Tax-Exempt Money Fund -PLUS Class
Prospectus

November 1, 1998
This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, revised to November 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUND                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------

   o Like all T. Rowe Price funds, this fund is 100% no load.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 marketing fees.


   The numbers in this table provide an estimate of how much it will cost to operate the PLUS class for a year, based on estimated expenses for the Tax-Exempt Money PLUS shares. These are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and before distributions are made.

 Table 1  Transaction and Fund Expenses
                                                                                   Percentage of Fiscal
                                                                                   1998
 Shareholder Transaction
 Expenses                                    Annual Fund Expenses                  Average Net Assets


 Sales charge "load" on purchases     None   Management fee

                                      -------------------------------------------------------------------------
 Sales charge "load" on reinvested    None   Marketing fees (12b-1)                None
 distributions
                                      -------------------------------------------------------------------------
 Redemption fees                      None   Total other (shareholder servicing,
                                             custodial, auditing, etc.)            /a/
                                      -------------------------------------------------------------------------
                                                                                   1.00
                                                                                   %
 Exchange fees                        None   Total fund expenses
                                                                                   /a/
 -------------------------------------------------------------------------------------------------------------------



 /a/Total expenses on this class are capped at 1.00% through April 30, 1999. To limit the fund's expenses during its initial period of operations, T. Rowe Price has agreed to bear any expenses through April 30, 1999, to the extent such expenses would cause the ratio of expenses to average net assets to exceed 1.00%. Expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below the previously stated ratio; however, no reimbursement will be made after April 30, 2000, or if it would result in the expense ratio exceeding the ratio as previously stated. Without this expense limitation, it is estimated that the fund's other expenses and total expense ratio for the first full year of operations would be 0.72% and 1.14%, respectively. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

 Note:A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and an annual $10 fee is charged for small accounts, when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

   The main types of expenses, which all mutual funds may charge against fund assets, are:

  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of June 30, 1998, and an individual fund fee of 0.10%.

ABOUT THE FUND                                3
  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2  Hypothetical Fund Expenses
    1 year       3 years       5 years        10 years

 --------------------------------------------------------
     $10           $32           $55            $122
 --------------------------------------------------------



   o This is an illustration only; actual expenses can be higher or lower than those shown.


   The PLUS class charges you for use of your VISA Gold ATM & Check Card. You will be charged $1 for each automated teller machine (ATM) withdrawal using the card; this fee is waived for the first two such transactions in each month. This fee does not include any third-party fees charged at the ATM machine.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Tax-Exempt Money PLUS began operations on October 31, 1998, and therefore has no financial history. As a point of comparison, however, Table 3 provides information about the Tax-Exempt Money Fund's financial history, because Tax-Exempt Money PLUS is a new share class of the Tax-Exempt Money Fund and shares its management program and investment portfolio. (Note that prior to the inception of Tax-Exempt Money PLUS, Tax-Exempt Money Fund had no other share classes.) This information is based on a single share of the Tax-Exempt Money Fund outstanding throughout each of its fiscal years.

   This table is part of the Tax-Exempt Money Fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.

T. ROWE PRICE                                 4
   Had the Tax-Exempt Money PLUS class been in existence during the time period reflected in the table, some financial information would be different because of its higher expense ratio.

 Table 3  Financial Highlights - Tax-Exempt Money Fund
                        Investment  Distributions NNet Asset
                        Activities                   Value               Returns, Ratios, and Supplemental Data
                                                                                                            Ratio of Net
             Net Asset                                          Total Return                    Ratio of     Investment
              Value,        Net          Net       Net Asset     (Includes                    Expenses to      Income
  Period     Beginning  Investment   Investment   Value, End     Reinvested     Net Assets      Average      to Average
  Ended      of Period    Income       Income      of Period   Distributions)  ($ Thousands)   Net Assets    Net Assets
 --------------------------------------------------------------                                                            -----

  1989        $1.000      $0.050      $(0.050)      $1.000         5.08%        $1,157,246       0.60%          4.97%
             --------------------------------------------------------------------------------------------------------------
  1990         1.000       0.057       (0.057)       1.000         5.87          1,064,141       0.60           5.75
             --------------------------------------------------------------------------------------------------------------
  1991         1.000       0.051       (0.051)       1.000         5.22            977,638       0.60           5.12
             --------------------------------------------------------------------------------------------------------------
  1992  /a/    1.000       0.036       (0.036)       1.000         3.69            801,846       0.61           3.65
             --------------------------------------------------------------------------------------------------------------
  1993         1.000       0.023       (0.023)       1.000         2.36            695,699       0.60           2.35
             --------------------------------------------------------------------------------------------------------------
  1994         1.000       0.020       (0.020)       1.000         2.05            732,900       0.59           2.04
             --------------------------------------------------------------------------------------------------------------
  1995         1.000       0.026       (0.026)       1.000         2.63            687,022       0.58           2.59
             --------------------------------------------------------------------------------------------------------------
  1996 / a/    1.000       0.033       (0.033)       1.000         3.38            679,143       0.56           3.33
             --------------------------------------------------------------------------------------------------------------
  1997         1.000       0.030       (0.030)       1.000         3.05            678,135       0.55           3.00
             --------------------------------------------------------------------------------------------------------------
  1998         1.000       0.032       (0.032)       1.000         3.24            740,757       0.52           3.20
 -------------------------------------------------------------------------------------------------------------------------------


  /a/                     Year ended February 29.



 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.


 What is the fund's objective and investment program?

   The fund's objective is preservation of capital and liquidity, and, consistent with these, the highest current income exempt from federal income taxes. The fund's yield will fluctuate in response to changes in the general level of interest rates, but the share price is managed to remain stable at $1.00. Although the fund has maintained a constant share price since its inception, and fund managers will make every effort to continue to meet this objective, the price could drop below $1.00 under certain circumstances, such as a major change in interest rates or default by one or more fund holdings. Unlike a bank account or certificate of deposit, your investment is not insured or guaranteed by the U.S. government.

ABOUT THE FUND                                5

   The fund purchases securities with maturities of 397 days or less, and its dollar-weighted average maturity will not exceed 90 days. Securities purchased by the fund will generally have ratings in the two highest categories established by nationally recognized rating agencies, or, if unrated, will be of equivalent quality as determined by T. Rowe Price analysts.


   o The fund may retain a security whose credit quality is downgraded after purchase.


 What are the main risks of investing in money market funds?

   Since they are managed to maintain a $1.00 share price, money market funds should have little risk of principal loss. However, the potential for realizing a loss of principal in the fund could derive from:

  . Credit risk The chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing a fund's income level and share price. Money funds invest in very high-rated securities, thus reducing this risk.

  . Interest rate or market risk The decline in the prices of fixed income securities and funds that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money fund's price to drop below a dollar. However, the extremely short maturity of securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation.

  . Political risk The chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors. Broadly lower tax rates could reduce the advantage of owning municipal bonds.

  . Geographical risk The chance of price declines resulting from developments in a single state.


   o For more detailed information about fund investments, see Investment Policies and Practices and the Statement of Additional Information.


 What are some advantages of the fund's PLUS class?

   A Tax-Exempt Money PLUS account offers convenient access to your assets through unlimited, no-minimum checkwriting and the use of a VISA Gold ATM & Check Card. These services are discussed in more detail in Section 2 of this prospectus.

T. ROWE PRICE                                 6
 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager actively seeks to reduce risk and increase total return through various tools, including:


  . Diversification of assets to reduce the impact of a single holding on a fund's net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the negative impact of rising interest rates or take advantage of the benefits of falling rates. (Duration is a more accurate measure than maturity of a fund's sensitivity to interest rate changes.)


 Some characteristics of municipal securities

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipals and municipal funds?

   The regular income dividends you receive from the fund should be exempt from regular federal income taxes. In addition, your state may not tax that portion of the fund's income earned on the state's own obligations (if any). However, capital gains distributed by the fund are taxable to you. (See Useful Information on Distributions and Taxes for details.)


 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, the fund will not purchase any security if, as a result, more than 20% of the fund's income would be subject to the AMT. The fund will report annually to shareholders the portion of income, if any, subject to the AMT. (Please see Distributions and Taxes - Tax Information.)


   o Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.

ABOUT THE FUND                                7
 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-frees will be appropriate. If the after-tax yield on a taxable bond or money market security is less than a municipal fund's tax-exempt yield, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the tax-free yield on a municipal bond, divide the municipal bond's yield by one minus your tax rate.


 Some basics of money market investing

 What is a money market fund?

   A money market fund is a pool of assets invested in U.S. dollar-denominated, short-term debt obligations with fixed or floating rates of interest and maturities generally less than 13 months. Issuers can include the U.S. government and its agencies, domestic and foreign banks and other corporations, and municipalities. Money funds can be taxable or tax-exempt, depending on their investment program. Because of the high degree of safety they provide, money market funds typically offer the lowest return potential of any type of mutual fund.


 Is a fund's yield fixed or will it vary?

   It will vary. Yield is calculated every day by dividing the fund's net income per share, expressed at annual rates, by the share price. Since income in the fund will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested, its yield will vary.


 Is yield the same as total return?


   Yes, for money market funds. The total return reported for the fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Since money funds are managed to maintain a stable share price, and are not expected to have any capital gains or losses, their yield and total return should be the same. Of course, there is no guarantee a money fund will maintain a $1.00 share price.


 What is credit quality and how does it affect yield?

   Credit quality refers to a borrower's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less

T. ROWE PRICE                                 8
   creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-credit-quality securities.


 What is meant by a money market fund's maturity?

   Every money market instrument has a stated maturity date when the issuer must repay the entire principal to the investor. The fund has no maturity in the strict sense of the word, but does have a dollar-weighted average maturity, expressed in days. This number is an average of the maturities of the underlying instruments, with each maturity "weighted" by the percentage of fund assets it represents.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.


   o An investment in the fund should help you meet your individual investment goals for principal stability, liquidity, and income, but it should not represent your complete investment program.


 How can I tell if the fund is appropriate for me?


   Tax-Exempt Money PLUS is a new class of shares of the Tax-Exempt Money Fund, a money market fund. Like the Tax-Exempt Money Fund, this class is appropriate if you have some money for which safety and accessibility are more important than total return. Over time, money market securities have shown greater stability and lower returns than bonds or stocks.

   Tax-Exempt Money PLUS offers services that include unlimited, no-minimum checkwriting and a VISA Gold ATM & Check Card. The cost of these services will increase the expense ratio of the PLUS class above that of a typical money fund which does not offer these expanded features.


   o Tax-Exempt Money PLUS is one share class of the T. Rowe Price Tax-Exempt Money Fund.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

 ABOUT YOUR ACCOUNT                                        2

 THE T. ROWE PRICE TAX-EXEMPT MONEY FUND-PLUS CLASS SERVICES
 ----------------------------------------------------------
   Tax-Exempt Money PLUS offers features not normally available from other mutual funds. Subject to T. Rowe Price approval, including a credit review, you may access your account as follows:

  . Checkwriting You can write an unlimited number of checks against your account to meet personal expenses. There is no minimum amount requirement for the checks you write.

  . VISA Gold ATM & Check Card You may use your ATM & Check Card to purchase merchandise or services at participating establishments or to obtain cash advances from any participating bank. Any of 362,000 worldwide bank branches in the VISA system, as well as all establishments accepting the VISA card, will honor your card. Presently, more than 12 million stores, restaurants, and service outlets worldwide honor the VISA card. You may also obtain cash using your card and personal identification number (PIN) from ATMs displaying the VISA or Plus System/(R)/ name and logos.

   Important note: Your PLUS account available balance must cover your checks, use of your debit card, and other transactions; there is no extension of credit.



 IMPORTANT INFORMATION ABOUT YOUR ATM & CHECK CARD
 ----------------------------------------------------------

   If you lose your ATM & Check Card or PIN, or believe someone has used or may use your card or PIN without your permission, immediately notify T. Rowe Price in one of the following ways:

  . By telephone T. Rowe Price 1-800-222-7002

  . By mail T. Rowe Price Services P.O. Box 17406 Baltimore, MD 21297-1406


   Some of the major features of the account are described in the next table. See the VISA/(R)/ Gold ATM & Check Card Agreement and Disclosure Statement included with your card for complete details. Use of the card is subject to the terms and conditions set forth in this Agreement and Disclosure Statement.

T. ROWE PRICE                                 10

   Your card may be subject to certain fees and daily transaction limits, some of which are summarized in the following table. Most daily limits are imposed for the duration of a "banking day," which can differ depending on the type of transaction.


 Table 4  Fees and Limits on Your ATM & Check Card
                        Transaction Fees /a/                       Transaction Limits /b/

 ------------------                                   Dollar amount per day            Banking day
                   ---------------------------------------------------------------------------------------------

  ATM withdrawals   $1 (waived for first two ATM    $500                          12 a.m. to 12 a.m. ET,
                    withdrawals per month)                                        7 days a week
  Cash advances     None                           $10,000   (less amount of      6 a.m. to 6 a.m. ET,
                                                             ATM withdrawals      5 days a week/c/
                                                             and purchases and
                                                             authorizations)
  Purchases and     None                           $10,000   (less amount of      6 a.m. to 6 a.m. ET,
  authorizations                                             cash advances and    5 days a week/c/
                                                             ATM withdrawals)
 ---------------------------------------------------------------------------------------------------------------



 /a/The fees listed in the table only include fees that are charged by the fund and do not include fees that may be charged by third parties.


 /b/
  We reserve the right to impose a limit on the number of transactions you can make per banking day. You will be allowed to make at least eight transactions on any banking day under normal conditions. The system that processes these transactions may have different limits.

 /c/
  The period from 6 a.m. Saturday to 6 a.m. Tuesday eastern time is considered to be one banking day.



   Additional fees

   There is a $15 check reorder fee after you use the initial booklet of 100 checks. You will receive 200 checks with each reorder. If you request a copy of a check, an ATM receipt, or a sales/cash advance receipt from T. Rowe Price, your account may be charged $2.50 for each receipt or copy. We will assess your account $10 for the proper placement of each stop-payment request on a check (stop payment is not available on the ATM & Check Card transactions). We will assess your account a $15 fee when you write a check against insufficient or uncollected funds, whether we (in our sole discretion) pay the check or return it unpaid. We also reserve the right to charge additional fees for excessive checkwriting activity.

   Liability for unauthorized electronic transactions

   Notify us at once if you believe your card has been lost or stolen or if you believe unauthorized persons may know your PIN. Telephoning is the best way of keeping your possible losses to a minimum. You could lose all the money and other assets in your account if you never inform us of unauthorized use of your card. If you notify us within two business days after you learn of the loss or theft, you can lose no more than $50 if someone used your card or PIN without your permission.

ABOUT YOUR ACCOUNT                            11

   If you do not inform us within two business days after you learn of the loss or theft of your card or PIN and we could have stopped someone from using your card or PIN without your permission, you could lose as much as $500.

   Also, tell us at once if your monthly account statement shows transactions you did not make. If you do not notify us within 60 days after the account statement was mailed to you, you may not recover any money you lost after 60 days if we could have prevented the unauthorized use.


 In case of errors or questions about your electronic transactions


   Notify us as soon as you can, as follows, if you think your account statement or receipt is wrong or if you need additional information about a transaction listed on your account statement or receipt.

  . By telephone T. Rowe Price 1-800-222-7002

  . By mail   T. Rowe Price Services P.O. Box 17406 Baltimore, MD 21297-1406

   We must hear from you no later than 60 days after T. Rowe Price sent the first monthly account statement on which the problem or error appeared.

   You must give us the following information:

  . Your name, address, and card number.

  . A description of the error or the transaction you are unsure about, and an explanation of why you believe it is in error or why you need more information.

  . The dollar amount of the suspected error.

   If you telephone us, we may require that you send us your question or complaint in writing within 10 business days.

   Except as otherwise stated below, we will tell you the results of our investigation within 10 business days after we hear from you and will correct any error promptly. If we need more time, however, we may take up to 45 days to investigate your complaint or question. If we decide to do this, T. Rowe Price will recredit your account within 10 business days for the amount you think is in error while our investigation is pending. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, T. Rowe Price may not recredit your account.

   For transactions performed by you for the purchase of goods and services with your card at merchant locations, through the mail or by telephone, and any electronic transactions performed at locations outside the United States, we will

T. ROWE PRICE                                 12
   tell you the results of our investigation within 20 business days after we hear from you and will correct any error promptly. If we need more time, however, we may take up to 90 business days to investigate your complaints or questions. If we decide to do this, T. Rowe Price will recredit your account within 20 business days for the amount you think is in error while our investigation is pending.


   If we determine that there was no error, we will send you a written explanation within three business days after we finish our investigation and will collect any amounts recredited to you. Upon your request we will give you copies of the documents that we used in our investigation.



 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fixed income fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for each class of shares is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Amortized cost is used to value money fund securities.


   o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

ABOUT YOUR ACCOUNT                            13
 How you can receive the proceeds from a sale


   o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.


   o If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions


   Dividend and capital gain distributions (normally there are no capital gain distributions for money market funds) are reinvested in additional Tax-Exempt Money PLUS shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

T. ROWE PRICE                                 14
   Income dividends
  . Money funds declare income dividends daily to shareholders of record as of 12 noon ET on that day. Wire purchase orders received before 12 noon ET receive the dividend for that day. Other purchase orders receive the dividend on the next business day after payment has been received.

  . Dividends are paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains

   o Since money funds are managed to maintain a constant share price, they are not expected to make capital gain distributions.

  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information


   o You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from the fund are expected to be exempt from federal income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

ABOUT YOUR ACCOUNT                            15
   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new T. Rowe Price mutual fund accounts or those opened by exchange in 1983 or later and held on our mutual fund recordkeeping system, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we will send you a monthly confirmation of your transactions and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Capital gain distributions made by a fund are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt for federal purposes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares which you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent you received a long-term capital gain distribution during the period you held the shares.


   o Distributions are taxable whether reinvested in additional shares or received in cash.

T. ROWE PRICE                                 16
   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions

   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to seven business days to allow time for the purchase transaction to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (These holding periods do not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Your redemption proceeds may also be delayed if there are outstanding authorizations on your ATM & Check Card. If you sell shares and there are authorizations pending, the fund will process your redemption, but may hold redemption proceeds up to five business days to allow time for the pending transactions to clear.

ABOUT YOUR ACCOUNT                            17
   We will redeem shares from your account to cover transactions in the following order:

  . ATM & Check Card transactions (including ATM withdrawals, merchandise purchases, and cash advances);

  . ACH transfers;

  . checkwriting;

  . all other redemption requests (including exchanges, sweeps to a discount brokerage account, outgoing wires, and redemption checks).

   Telephone, touch-tone telephone servicing, and personal computer transactions Exchange and redemption services through telephone and touch-tone telephone servicing are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.


   ATM & Check Card transactions
  . Use of your card results in an immediate reduction of your available balance. Your available balance is the dollar value of your PLUS account excluding any amounts subject to the seven business day hold or that have otherwise been placed on hold to ensure payments of ATM withdrawals, cash advances, purchases, other transactions, or authorizations.

  . You cannot stop payment on any ATM & Check Card transaction.

  . Purchase authorizations will reduce your balance even if the authorization is pending and has not yet resulted in a transaction.

  . Transactions using the ATM & Check Card may not exceed your available balance.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

T. ROWE PRICE                                 18
 Excessive Trading


   o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of a fund and raise its expenses.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

ABOUT YOUR ACCOUNT                            19
 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees


   o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?


   The T. Rowe Price Tax-Exempt Money Fund, Inc., was incorporated in Maryland in 1980 and is a "diversified, open-end investment company," or mutual fund. The Tax-Exempt Money PLUS shares represent a separate class of the fund. Mutual funds pool money received from shareholders of each separate class in a single portfolio and try to achieve specified objectives.


   o Shareholders benefit from T. Rowe Price's 61 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions. The income dividends for the Tax-Exempt Money PLUS shares will differ from those of the regular Tax-Exempt Money Fund shares to the extent the expense ratio of the Tax-Exempt Money PLUS shares differs.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract. Tax-Exempt Money PLUS shareholders have exclusive voting rights on matters affecting only the Tax-Exempt Money PLUS shares.


 Do T. Rowe Price funds have annual shareholder meetings?


   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on how to vote your shares.

ABOUT YOUR ACCOUNT                            21
 Who runs the fund?

   General Oversight
   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price).


   o All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Patrice Berchtenbreiter Ely, Chairman, Jeremy N. Baker, Patricia S. Deford, Joseph K. Lynagh, Mary J. Miller, William T. Reynolds, and Edward A. Wiese. Ms. Berchtenbreiter Ely has been chairman of the fund since 1992. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Ms. Berchtenbreiter Ely joined T. Rowe Price in 1972 and has been managing investments since 1987.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.


   o For the fiscal year ended February 28, 1998, fees paid by the Tax-Exempt Money Fund to various T. Rowe Price service companies included the following: $329,000 to T. Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services and $93,000 to T. Rowe Price for accounting services.

T. ROWE PRICE                                 22
   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.


 Group Fee Schedule

----------------------------------------------------------------------------
0.334%                              First $50 billion/a/
----------------------------------------------------------------------------
0.305%                              Next $30 billion
----------------------------------------------------------------------------
0.300%                              Thereafter
----------------------------------------------------------------------------
/a/ Represents a blended group fee rate containing various break points.





   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $86 billion at June 30, 1998, the group fee was 0.32%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

ABOUT YOUR ACCOUNT                            23
 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the fund's net asset value. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period. The fund may advertise a current yield, reflecting the latest seven-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change a fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

T. ROWE PRICE                                 24
   o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of municipal security or instrument whose investment characteristics are consistent with its investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Operating policy Except as permitted by Rule 2a-7 under the Investment Company Act of 1940, the fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. government securities or securities subject to certain types of guarantees. Additionally, the fund may invest up to 25% of its total assets in the first tier securities (as defined by Rule 2a-7) of a single issuer for a period of up to three business days.

   Municipal Securities
   The fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the fund may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.


   o In purchasing municipals, the fund relies on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

MORE ABOUT THE FUND                           25
   Fundamental policy Under normal market conditions, the fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal income taxes. The income included under the 80% test does not include income from securities subject to the alternative minimum tax.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, the fund may invest without limit in high-quality, short-term securities whose income is subject to federal income tax.

   In addition to general obligation and revenue bonds, the fund's investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the fund would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The fund may also purchase unrated lease obligations.

   Securities With "Puts" or Other Demand Features
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. The fund typically purchases a significant number of these securities. If a demand feature terminates prior to being exercised, the fund may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.


   o T. Rowe Price periodically reviews the credit quality of the insurer.


  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

T. ROWE PRICE                                 26

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the fund. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   These securities are created from existing municipal bonds:

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Private Placements
   The fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy The fund may invest up to 10% of fund net assets in illiquid securities, including unmarketable private placements.

MORE ABOUT THE FUND                           27
 Types of Management Practices

   When-Issued Securities
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates. When buying these securities, the fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. The fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.


   Sector Concentration
   It is possible that the fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers related to a single industry, such as health care or nuclear energy.

   Operating policy The fund may invest up to 25% of total assets in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

T. ROWE PRICE                                 28

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of the fund, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk.

   Table 5 shows the rating scale used by the major rating agencies. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.


 Table 5  Ratings of Municipal Debt Securities
              Moody's Investors
              Service, Inc.                Standard & Poor's Corporation           Fitch IBCA, Inc.

  Commercial  P-1     Superior quality     A-1+         Extremely strong quality   F-1+   Exceptionally strong quality
  Paper                                    A-1          Strong quality             F-1    Very strong quality
              -----------------------------------------------------------------------------------------------------------
              P-2     Strong quality       A-2          Satisfactory quality       F-2    Good credit quality
              -----------------------------------------------------------------------------------------------------------
              P-3     Acceptable quality   A-3          Adequate quality           F-3    Fair credit quality
                                           B            Speculative quality        F-5    Weak credit quality
                                           C            Doubtful quality
 -----------------------------------------------------------------------------------------------------------------------------






 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the effect on a portfolio holding is negative, a fund's returns could be reduced.

 INVESTING WITH T. ROWE PRICE                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
 $2,500 minimum initial investment; $1,000 for gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts.

Regular Mail
T. Rowe Price Account Services P.O. Box 17406 Baltimore, MD 21297-1406

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

T. ROWE PRICE                                 30
By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank: PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA #: 043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Receipt of ATM & Check Card and checkwriting privileges are subject to a T. Rowe Price approval process.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
There is no subsequent purchase minimum on this fund. There is a $50 minimum for Automatic Asset Builder transactions.

By ACH Transfer
Use touch-tone telephone servicing or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

INVESTING WITH T. ROWE PRICE                  31
Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service

Although you cannot open a Tax-Exempt Money PLUS account via exchange, you can purchase additional shares of this fund by moving money from other identically registered T. Rowe Price accounts to your existing account in this fund. Remember, exchanges are purchases and sales for tax purposes. Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to that fund.

By Phone
Call Shareholder Services at 1-800-222-7002
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, touch-tone telephone servicing (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

T. ROWE PRICE                                 32
By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the address in the next paragraph. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
T. Rowe Price Account Services P.O. Box 17406 Baltimore, MD 21297-1406

/(For mailgrams, express, registered, or certified mail, see the / /Opening a New Account section.)/



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------
The fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; or (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect the fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder

INVESTING WITH T. ROWE PRICE                  33
or group of related shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-222-7002

You may be eligible for a variety of services as a Tax-Exempt Money PLUS shareholder; some you receive automatically, others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Automated Services Touch-Tone Telephone Servicing 24 hours, 7 days
Touch-tone telephone servicing for T. Rowe Price funds
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers on the next page).

Web Address www.troweprice.com
After obtaining proper authorization, account transactions may also be conducted through our web site on the Internet. If you subscribe to America Online, you can access our web site via keyword "T. Rowe Price" and conduct transactions in your account.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

T. ROWE PRICE                                 34
Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via touch-tone telephone servicing or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
You may write an unlimited number of checks on your Tax-Exempt Money PLUS account. There is no minimum check amount requirement. Canceled checks will not be returned to you by the bank. The check number, amount of each check, payee, and the date posted will normally appear on your monthly statement.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

INVESTING WITH T. ROWE PRICE                  35
 INVESTMENT INFORMATION
 ----------------------------------------------------------

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and fund results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
For Existing Accounts
 Shareholder Services
 1-800-222-7002


                                                          F26-040 11/1/98




November 2, 1998


Laura J. Riegel, Esq.
Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  T. Rowe Price Tax-Exempt Money Fund, Inc. - PLUS Class
     File Nos.: 002-67029/811-3055

Dear Ms. Riegel:

In accordance with the provisions of Rule 497 of the Securities Act of 1933, we are hereby filing the above-captioned fund's prospectus dated November 1, 1998, which will be used for the offer and sale of fund shares. All changes have been redlined.

This prospectus and the Statement of Additional Information were filed as part of Post-Effective Amendment No. 34, dated August 28, 1998, as an amendment to the Registration Statement on Form N-1A. They went effective on November 1, 1998.

Sincerely,

/s/Forrest R. Foss
Forrest R. Foss